Exhibit 99.1

2008 NAREIT Annual Convention November 19-21, 2008 www.inlandrealestate.com NYSE: IRC

2 FORWARD-LOOKING STATEMENTS • These presentation materials contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." The Company intends that all such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please refer to the documents filed by the Company with the SEC, specifically the annual report on Form 10-K for the year ended December 31, 2007. Inland Real Estate Corporation disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

3 IRC SNAPSHOT PROFILE • Inception 1994; self-administered and self-managed 2000; listed on NYSE June 2004 • Targets stable, demographically-strong Midwest markets • 145 Neighborhood, Community, Power, Lifestyle centers and single-tenant properties1 • 14.0 million square feet of leasable space under management in 10 states1 • $1.7 billion in assets1 FOCUS & CORE STRENGTHS • Market strength . one of the largest shopping center REITs operating in Midwest2 • Diverse national and local tenants • Growth potential . JVs + direct acquisitions + releasing + redevelopment • Tenured team with dedicated real estate experience Source: Company filings. Data current as of 9/30/08 (1) Includes six non-retail properties and retail properties in unconsolidated joint ventures; excludes development JVs and non-owned, managed IREX JV properties; $1.7B in assets based on full purchase price acquisition value. (2) Based on total of 121.5 million neighborhood, community and power center square feet in Chicago MSA as reported by REIS, Inc.

IRC TEAM

LEADERSHIP TEAM AVERAGES OVER 20 YEARS REAL ESTATE EXPERIENCE

Senior Team	***Inland Tenure***	***Background / Experience***
Thomas D'Arcy Non-executive chairman	3 yrs. as IRC independent director & audit committee member (20+ yrs. real estate experience)	Currently a principal in private firm Bayside Realty Partners; formerly CEO of a publicly traded, Midwest-focused shopping center REIT
Mark Zalatoris President & CEO	23 yrs.	Appointed president & CEO April 2008; EVP & COO 2004-2008; CFO 1994-2004; extensive knowledge of portfolio
Brett Brown Chief Financial Officer	4 yrs. (15 yrs. at Great Lakes REIT)	Deep public company reporting experience; former Great Lakes REIT SVP – Financial Reporting
Scott Carr President, Inland Commercial Property Management Inc.	20 Yrs.	Has overseen property management operations since 1994; strong retailer relationships
William Anderson Vice President, Transactions	21 Yrs.	Skilled at analyzing, negotiating retail center acquisitions & dispositions

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Inland Real Estate Corporation

5 IRC RETAIL PORTFOLIO Maintain Core Market Strength; Enhance Retail Platform # RETAIL TOTAL RETAIL % RETAIL PROPERTIES1 GLA (MM) PORTFOLIO Source: Company filings. Data current as of September 30, 2008. (1) Excludes non-retail properties and development JVs; includes retail properties in unconsolidated joint ventures. Chicago MSA (core market) 90 8.9 66% Minneapolis MSA (core market) 25 2.3 17% Other (non core markets) 24 2.4 17% 139 13.6 100%

6 DEMOGRAPHICS – Peer Group Comparison IRC data source: Claritas 2007 estimates (most recent available); stabilized properties only Peer data source: Green Street Advisors, “Strip Center REITs: June ’08 Update” (most recent available individual company profiles). AVERAGE 3-MILE INCOME AVERAGE 3-MILE POPULATION 167.9 107.0 90.5 87.3 87.2 85.1 72.8 0 20 40 60 80 100 120 140 160 180 FRT KIM IRC WRI REG EQY DDR (In Thousands) $84.4 $69.4 $67.6 $63.5 $60.9 $56.5 $50.3 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 IRC FRT WRI REG KIM EQY DDR (In Thousands)

7 PORTFOLIO GLA BY PROPERTY TYPE NATIONAL & LOCAL RETAILERS: % TOTAL S.F. IRC PLATFORM In-Demand Assets & Diversified Tenant Base • Portfolio leased 70% to national retailers; 30% to local • Top 3 tenants are market-leading grocers with long-term leases; comprise 13.4% of annual base rent 1 • No single tenant comprises more than 6.2% of annual base rent 1 Data current as of 9/30/08; “Portfolio GLA by Property Type” is based on “total portfolio”, excluding 5 non-retail IREX JV properties. (1) Tenants ranked by percentage of annual base rent of “total portfolio”, which includes both consolidated and unconsolidated JV properties. Local Retailers: 30% Supervalu (Jewel/Cub Foods): 7% Roundy’s: 3% Dominick’s Finer Foods: 5% Other National Retailers: 42% TJX Companies: 3% Kmart: 3% PetSmart: 2% Kroger: 2% Office Depot: 1% Carmax: 1% Neighborhood/Community Power Lifestyle Single Tenant • Portfolio primarily comprised of necessity & value retail • Grocer/drug/discount-anchored centers comprise 64% of total retail square footage Best Buy: 1% 4% 34% 53% 10%

8 STABLE LEASE ROLLOVER Solid Underlying Cash Flows • Top 10 Retail Tenants1: 24.8% of total base rents • No more than 10.8% of annual base rent scheduled to roll in each of the next 8 years 2 LEASE ROLLOVER AS A % OF CONTRACTUAL RENT2 LEASE ROLLOVER AS A % OF CONTRACTUAL RENT2 (1) Tenants ranked by percentage of annual base rent of “total portfolio”, i.e., includes unconsolidated and consolidated properties. (2) Based on total portfolio (consolidated and unconsolidated properties). Source: Company filings as of September 30, 2008. 3.0% 7.9% 8.3% 9.4% 10.8% 10.4% 8.2% 5.2% 3.2% 33.6% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017+

9 RENTAL RATE GROWTH Maximizing Releasing & Retenanting Opportunities • Gains achieved via releasing and retenanting of existing vacant space at market rents • Historical tenant retention rates over 80% • Since 2005 have committed ~$36.1MM for asset repositioning -- projected ROI of 14.5% RENT INCREASES: RELEASING & RETENANTING 20.0% Increase 30.3% Increase 2007 3Q08 8.7% Increase 10.3% Increase Expiring Base Rent New Base Rent (PSF) TOTAL PORTFOLIO $13.13 $15.02 $15.75 $19.57 Renewals New Leases $11.37 $13.31 $12.35 $14.69 Renewals New Leases

10 2007 35.3% $ 1.5MM Repositioning NYSTRS JV Tower Records, Schaumburg, IL Completed Asset Improvement Initiatives $12.7MM $ 5.3MM $ 0.6MM $ 2.7MM $ 1.5MM $ 1.1MM Cost Direct Direct NYSTRS JV Direct Direct Ownership TOTAL: 2005 17.2% Repositioning Maple Park Place, Bolingbrook, IL 2005 63.0% Repositioning Party City, Oakbrook Terrace, IL 2006 9.7% GLA Expansion Greentree Center, Caledonia, WI 2006 13.0% GLA Expansion Mankato Heights, Mankato, MN 2007 15.3% Outlot Addition Burnsville Crossing Outlot, Burnsville, MN Year Completed ROI Value-Add Initiative Property GROWTH FROM EXISTING PORTFOLIO Asset Improvement Initiatives .Income Growth + Value Enhancement Before: Tower Records After: REI

11 2008 9.9% $ 2.6MM GLA Expansion Direct Riverdale Commons, Coon Rapids, MN 2008 10.8% $10.8MM Repositioning Direct Park Avenue Centre, Highland Park, IL In Process Asset Improvement Initiatives $23.4MM $ 2.3MM $ 2.5MM $ 3.1MM $ 0.9MM $ 1.2MM Cost Direct Direct Direct NYSTRS JV NYSTRS JV Ownership TOTAL: 2010 13.6% Outlot Addition Plymouth Collection Outlots, Plymouth, MN 2010 13.0% Outlot Addition Edinburgh Festival Outlots, Brooklyn Park, MN 2009 10.2% Repositioning & Outlot Addition Salem Square, Countryside, IL 2008 15.9% GLA Expansion Mapleview Plaza, Grayslake, IL 2008 21.0% Outlot Addition Regal Showplace Outlots, Crystal Lake, IL Est. Completion ROI Value-Add Initiative Property GROWTH FROM EXISTING PORTFOLIO Asset Improvement Initiatives .Income Growth + Value Enhancement Regal Showplace Outlots Park Avenue Centre

CRITICAL MASS HAS ITS BENEFITS

- ✓ Buying Power + Management Efficiencies
- ✓ Disciplined Cost Control
- ✓ Systemized Operations: *Due Diligence + Multi-Discipline Expertise*
- ✓ Property Tasks Centrally Managed: *Deep Market Knowledge → Swift Response to Tenant Needs*

G&A Expenses Lower Than Peer Group Median (% OF TOTAL REVENUE LTM 9/08)



4.2%
4.5%
5.1%
5.3%
6.3%
8.4%
9.8%
10.1%
10.3%
10.7%
Peer Group Median = 7.4%
WRI
KRG
FRT
CDR
IRC
DDR
KIM
REG
RPT
EQY

Source: SNL Financial. To facilitate comparisons across companies, SNL includes in "Total Revenue": rental revenues, tenant recoveries, other property income, property management income (IRC: fee income from unconsolidated JVs), partnership income (IRC: equity in earnings of unconsolidated JVs), franchise fees (IRC: N/A), interest income and other noninterest income.

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Inland Real Estate Corporation

13 ACQUISITIONS CRITERIA Well-Located Assets & Strong Tenants PROPERTY TARGETS • Single Assets to Entire Portfolios – Neighborhood & Community Retail – Grocery, Discount & Fashion Anchors – Power Centers – Triple-Net Single Tenant Properties (IREX JV) GEOGRAPHIC TARGETS • Chicagoland • Minneapolis-St. Paul • Midwest • Other

14 $0 $50 $100 $150 $200 $250 $300 $350 $400 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005(3) 2006(3) 2007(3) 2008(3) Acquisitions ($MM) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% Wtd.Avg.Cap Rate (1) As of 9/30/08; includes direct and joint venture acquisitions (2) As of 9/30/08; includes sold core properties and IREX JV acquisitions; acquisition value represents full purchase price, including potential earn-outs. (3) Includes properties acquired through unconsolidated joint ventures. ACQUISITION OPPORTUNITIES DRIVE GROWTH SOURCE OF DEALS = NEW CONSTRUCTION + REPEAT SELLERS + OFF MARKET TRANSACTIONS • In negotiation: 2 grocer-anchored properties; 170,000 sq. ft.; $25 million1 • In development: 400 acres; 2.7 million sq. ft. (inclusive of non-owned project GLA) • 8.72% weighted average cap rate for assets acquired 1995 - 2008 YTD1 Actual Acquisitions IRC Acquisition Cap Rate Forecasted 2008 Acquisitions ($100-$150 MM) PORTFOLIO ACQUISITION HISTORY2

15 JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Asset Based, Asset Management and Development JV Strategies Retail Focus .IRC Knowledge Value-enhancing High Quality Partners .‘Union of Expertise’ Long-term Asset Management Role

16 JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Asset-Based Joint Venture New York State Teachers’ Retirement System (NYSTRS) JV: • Formed 2004 to acquire up to $400MM in Midwest retail assets • Increase income via fees: property management, leasing, acquisition services – Approximately $2.0MM of fee income earned annually • $320MM invested in Midwest retail to date Orland Park Place Orland Park, IL

17 JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Asset Management Joint Venture Inland Real Estate Exchange Corporation (IREX): • Venture formed 9/06 to explore growth potential of 1031 exchange business • “Union of Expertise” – IRC provides acquisition / asset management expertise to premiere 1031 Exchange sponsor – IREX provides syndication expertise and access to large broker / dealer network • IRC earns fee income; takes long-term asset management role • Achieved 150% of 2007 IREX acquisitions goal of $100MM worth of assets – 2 single-user retail properties (Best Buy, Rainbow Foods) aggregating 132,700 SF / $17.0MM acquisition value – 2 retail centers (Delavan Crossing, Greenfield Commons) aggregating 93,200 SF / $15.6MM acquisition value – 5 office properties (FMC Technologies, Apria Healthcare, AT&T call centers) aggregating 756,400 SF / $117.5MM acquisition value All 2007 IREX acquisitions sold out to 1031 exchange investors (as of 7/08) • 2008 IREX acquisitions -- YTD achieved 180% of annual goal of $100MM worth of assets – 43,000 SF Fox Run Square neighborhood retail center: $23.2MM – 18,000 SF University of Phoenix building: $5.6MM – 840,000 SF Bank of America office buildings (4): $152.6MM

18 JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Development Joint Ventures Inland Venture Corporation / Expanded Taxable REIT Subsidiary: • IRC and successful established developers form a “union of expertise” – Developers skilled at sourcing sites, securing big-box anchors – IRC contributes financing, leasing, property management expertise to enhance productivity of new developments – Programmatic JV structures provide opportunities for future projects with existing partners • IRC gains benefits of multiple development talent pools – Diversifies risk – Leverages unique strengths / geographic expertise of each developer • Opportunity to expand portfolio -- add completed assets at pre-negotiated market discount or sell them for a profit Savannah Crossing Savannah Crossing North Aurora Town Centre

19 $ 65,900,000 64 Acres 441,000 sq ft Pine Tree Institutional Realty Lantern Commons Westfield (Indianapolis), IN $350,400,000 2 402 Acres 2,736,000 sq ft 1 TOTALS: $ 13,700,000 7 Acres 90,000 sq ft Pine Tree Institutional Realty Southshore Shopping Center Boise, ID $ 43,100,000 53 Acres 340,000 sq ft 11 Outlots Paradise Group Tuscany Village Clermont, FL $ 95,500,000 74 Acres 535,000 sq ft Tucker Development Corporation The Shops at Lakemoor Lakemoor, IL $ 24,600,000 32 acres (includes 12.6 acres sold) 258,000 sq ft Pine Tree Institutional Realty Orchard Crossing Ft. Wayne, IN $ 13,400,000 54 acres (includes 40 acres sold) 267,000 sq ft 4 Outlots TMK Development Savannah Crossing Aurora, IL $ 94,200,000 118 acres (includes 6.5 acres sold) 805,000 sq ft 24 outlots North American Real Estate (NARE) North Aurora Town Centre North Aurora, IL Est. Development Cost Size Partner Development JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Inland Venture Corporation (Taxable REIT Subsidiary): Development Partnerships Data current as of 9/30/08. (1) Projected total square footage of developments, i.e., includes non-owned sq ft. (2) Gross costs – net of proceeds from completed land sales; does not include proceeds from anticipated land sales.

20 IRC TODAY Groundwork Established . Measurable Impact Resilient Asset Type + Strong Locations Consistent Solid Operations Growth from Aligned JV Strategy

21 FFO/Share 3Q08 $0.36 Shares Outstanding 66.3MM FFO/Share 3Q07 $0.35 Debt2 $1.1B FFO/Share 2008E $1.43 - $1.45 Equity Capitalization $1.0B FFO/Share 2007 $1.43 Total Capitalization $2.1B Annual Dividend $0.98/share Debt/Total Capitalization 52.2% Dividend Yield 9.4% @ $10.47/share1 EBITDA/Interest Expense 2.7x IRC FINANCIAL SNAPSHOT SUMMARY STATISTICS Source: Company filings. All data as of September 30, 2008, except dividend yield and price per share. (1) Closing stock price 11/14/08. (2) Includes proportionate share of unconsolidated joint venture debt. Q-o-Q Growth 2.9%

22 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2002 2003 2004 2005 2006 2007 Total Assets ($MM) $0 $20 $40 $60 $80 $100 Funds from Operations ($MM) FINANCIAL HIGHLIGHTS Solid Fundamentals • Consistent growth • 2008 secured debt has been retired; no significant maturities until 2010 Source: Company filings (1) Includes $140.0 million term loan. (2) Includes $50.0 million outstanding on line of credit as of 9/30/08. (3) Includes $180.0 million of convertible notes maturing 2026. IRC Financial Highlights Debt Maturity Schedule $MM Assets FFO $0.0 $48.5 $335.3 $150.0 $66.7 $299.9 $0 $50 $100 $150 $200 $250 $300 $350 $400 2008 2009 2010 (1) 2011 (2) 2012 Thereafter (3)

23 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 $1.50 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 30% 40% 50% 60% 70% 80% 90% 100% 110% 120% FFO/Share ($) Dividend/Share ($) FFO Payout Ratio (%) SOLID FFO & DIVIDEND GROWTH • Dividend growth of 40%1 • FFO payout reduced to 69% from 109%2 • IRC has raised dividend 13 times in last 13 years • 157th consecutive monthly dividend paid November 2008 Sources: Company filings and SNL Financial data. (1) Dividend growth of 40% based on initial $0.70 dividend paid in 1995. (2) Inception through 2007. IRC GROWTH 1995 - 2007

24 IRC TODAY Focus on Value and Necessity-Based Retail Asset Concentration in Demographically Strong Midwest Markets Solid Performance & Core Operations Growth Potential . Joint Ventures + Redevelopment + Leasing / Releasing Tenured Team